Filed Pursuant to 497(k)
1933 Act File No. 033-36065
1940 Act File No. 811-06673

Summary Prospectus

May 1, 2019

Parnassus Fixed Income FundSM

Investor Shares: PRFIX | Institutional Shares: PFPLX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund, including the statement of additional information and the most recent annual and semi-annual reports to shareholders, online at https://www.parnassus.com/literature-and-forms/fund-information. You can also get this information at no cost by calling (800) 999-3505 or by sending an e-mail request to shareholder@parnassus.com. The Fund’s prospectus and statement of additional information, both dated May 1, 2019, as may be supplemented from time to time, are incorporated by reference into this summary prospectus.

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds’ website (www.parnassus.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 800-999-3505 or by sending an email request to shareholder@parnassus.com.

You may elect to receive all future reports in paper copies free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 800-999-3505 or send an email request to shareholder@parnassus.com to let the Funds know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper copies of reports will apply to all funds held in your account if you invest through your financial intermediary.

Summary Prospectus • 2020

Parnassus Fixed Income Fund

Investment Objective

The Parnassus Fixed Income Fund’s objective is a high level of current income consistent with safety and preservation of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Parnassus Fixed Income Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.

Parnassus Fixed Income Fund

Annual Fund Operating Expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)

	Investor Shares		Institutional Shares

Management Fees	0.49		0.49

Distribution (12b-1) Fees	None		None

Other Expenses	0.38		None

Service Fees	0.19		None

All remaining other expenses	0.19		None

Total Annual Fund Operating Expenses	0.87		0.49

Expense Reimbursement	0.19		0.04

Total Annual Fund Operating Expenses After Expense Reimbursement	0.68	[1]	0.45	[1]

1 The investment adviser has contractually agreed to reduce its investment advisory fee to the extent necessary to limit total annual fund operating expenses to 0.68% of net assets for the Parnassus Fixed Income Fund—Investor Shares and to 0.45% of net assets for the Parnassus Fixed Income Fund—Institutional Shares. This agreement will not be terminated prior to May 1, 2021 and may be continued indefinitely by the investment adviser on a year-to-year basis.

For additional information about the Parnassus Fixed Income Fund’s expenses, please see “Financial Highlights” in the prospectus.

Example

This example is intended to help you compare the cost of investing in the Parnassus Fixed Income Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund’s expenses are equal to the total annual fund operating expenses after expense reimbursement for the first year and the total annual fund operating expenses for the remaining years. Although your actual costs may be higher or lower, under these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Investor Shares	$69	$259	$464	$1,055

Institutional Shares	$46	$144	$252	$567

Portfolio Turnover

The Parnassus Fixed Income Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 54.0% of the average value of its portfolio.

Principal Investment Strategies

The Parnassus Fixed Income Fund normally invests at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of bonds and other fixed income instruments. Fixed income instruments may include, but are not limited to, U.S. Treasuries and Agency debt, debt of government-related entities, corporate bonds, commercial and residential mortgage-backed securities, convertible bonds and asset-backed securities. The Fund invests mainly in domestic securities, and to a lesser extent may also invest in U.S. dollar denominated foreign securities. The Fund may purchase foreign securities directly on foreign markets. The Fund is fossil-fuel free, as it does not invest in companies that derive significant revenues from the extraction, exploration, production or refining of fossil fuels; the Fund may invest in companies that use fossil

Summary Prospectus • 2020

fuel-based energy to power their operations or for other purposes. The Fund normally invests at least 80%

of its net assets in fixed income securities that have investment-grade ratings (namely rated at least BBB- by Standard & Poor’s Rating Group (“S&P”) or at least Baa3 by Moody’s Investors Services, Inc. (“Moody’s”)) or, if unrated, have been determined by the Adviser to be of similar economic quality. At any given time, up to 20% of the portfolio may be invested in non-investment grade fixed income securities (otherwise known as “high-yield” or “junk bonds”) or unrated fixed income securities determined by the Adviser to be of similar economic quality. Non-investment grade and unrated securities are more risky than investment-grade securities. The Fund may also invest in preferred stocks. The Fund’s investment adviser (Adviser) also takes environmental, social and governance (“ESG”) factors into account when making investment decisions. The Fund may sell a security if the Adviser believes it no longer meets the Fund’s investment objective or if the issuer no longer meets the Adviser’s ESG criteria. The Fund may invest in long-term, intermediate-term or short-term fixed income securities or any combination thereof, depending on market conditions, and these securities may also have floating or variable interest rates. As of March 31, 2020, the dollar-weighted average maturity of the Fund’s portfolio was 8.80 years.

Principal Risks

All investments involve risk, and investing in the Parnassus Fixed Income Fund is no exception. You could lose money investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time. The Fund is intended for investors who can accept that there will be fluctuations in value. Investments in the Fund are not deposits, endorsements or guarantees of any bank and are not insured by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s principal risks include the following:

∎

Interest Rate Risk. In general, bond prices are inversely related to interest rates. As interest rates drop, bond prices will likely go up, and as interest rates go up, the value of bonds will likely go down. The Fund may be subject to greater risk of rising interest rates due to the current period of historically low interest rates.

∎	Credit Risk. There is a possibility that issuers of debt obligations will not pay the Fund interest or principal or that their credit rating may be downgraded by a ratings agency.

∎

Duration Risk. Duration is a measure that relates the expected price volatility of a fixed-income instrument to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years would be expected to decrease in value by approximately 3% if interest rates increase by 1%.

∎

Market Risk. A security’s value may also be affected by market activity or by supply and demand. In the past decade financial markets throughout the world have experienced increased volatility, decreased liquidity and heightened uncertainty. Risks associated with epidemic and pandemic diseases (such as COVID-19), including, without limitation, travel restrictions, closed international borders, quarantines, disruptions to supply chains and lower consumer demand; a rise in protectionist trade policies; slowing global economic growth; risks associated with the United Kingdom’s departure from the European Union; and the risk of trade disputes and the possibility of changes to some international trade agreements could affect the economies of many nations, including the United States, in ways that cannot be foreseen at the present time, and may adversely impact the markets in which the Fund invests. If the Fund is unable to find buyers for a given security, this can have a negative effect on the Fund’s net asset value.

∎

Non-Investment Grade Risk and Unrated Bond Risk. Non-investment grade bonds (otherwise known as “high-yield” or “junk bonds”) and bonds that have not been rated by a nationally recognized statistical rating organization carry additional credit risk and are considered to be less safe than investment-grade bonds.

∎

Mortgage-Backed Securities Risk. Mortgage-backed securities are defined as obligations with pools of mortgages providing collateral, interest income and principal repayment. Such securities can be originated by private institutions or government sponsored enterprises, like Fannie Mae and Freddie Mac, and the underlying mortgages

Summary Prospectus • 2020

can be either commercial or residential. Mortgage-backed securities, like all fixed income investments, have interest rate and credit risk. However, these securities also have extension and prepayment risk. Extension risk is the risk that a rise in interest rates or lack of refinancing opportunities can cause the Fund’s average maturity to lengthen unexpectedly due to a drop in expected prepayments of mortgage-backed securities. This would increase the Fund’s sensitivity to rising rates and its potential for price declines. Prepayment risk is the risk that the borrower will prepay some or all of the principal owed to the issuer. If prepayment occurs, the Fund may have to replace the security by investing the proceeds in a less attractive security. This may reduce the Fund’s share price and income distribution.

∎

Convertible Securities Risk. If market interest rates rise, the value of a convertible security usually falls. The issuer of a convertible security may not be able to pay interest or dividends when due, and their market value may change based on actual or perceived changes in the issuer’s creditworthiness. Convertible securities are also subject to the same types of risk that apply to the underlying security. The Fund may be forced to convert a convertible security at an inopportune time, which may decrease the Fund’s return and result in investment losses.

∎

Preferred Stock Risk. Preferred stocks may pay fixed or adjustable rates of return and are subject to many of the risks associated with debt securities (e.g., interest rate risk, call risk and extension risk). In addition, preferred stocks are subject to issuer-specific and market risks applicable generally to equity securities. Because many preferred stocks allow the issuer to convert their preferred stock into common stock, preferred stocks are often sensitive to declining common stock values. A company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stocks will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

∎	Liquidity Risk. Liquidity risk is the risk, due to certain investments trading in lower volumes or to market and economic conditions, that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects based on the Fund’s valuation of the investments. Events that may lead to increased redemptions, such as market disruptions, may also negatively impact the liquidity of the Fund’s investments when it needs to dispose of them. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity. If the Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund. Liquidity issues may also make it difficult to value the Fund’s investments.

∎	Information Risk. The risk that information about a security or issuer or the market might not be available, complete, accurate, or comparable.

∎	Management Risk. The Adviser may be wrong in its assessment of a security’s value and the Fund’s holdings may not reach what the Adviser believes are their full values.

∎

Foreign Securities Risk. The Fund may invest up to 20% of its assets in foreign securities. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market. Policy and legislative changes in foreign countries and other events affecting global markets, such as COVID-19 and the United Kingdom’s exit from the European Union (or Brexit), may contribute to decreased liquidity and increased volatility in the financial markets. Further, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. Substantial withholding taxes may also apply to distributions from foreign companies.

Performance Information

The bar chart and table that follow contain information that allows you to evaluate the Parnassus Fixed Income Fund’s performance using several measures, such as yearly changes in performance, best and worst quarterly

Summary Prospectus • 2020

returns, and average annual total returns before and after taxes compared to a broad measure of market performance. The bar chart shows the performance of the Fund’s Investor Shares, and the performance of the Fund’s Institutional Shares will differ from those shown to the extent that the classes of shares do not have the same expenses or inception date. How the Fund performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available on the Fund’s website, www.parnassus.com, or by calling toll-free at (800) 999-3505.

During the ten-year period shown in the bar chart, the highest return for a quarter was 4.2% (quarter ended March 31, 2019), and the lowest return for a quarter was a loss of 2.7% (quarter ended December 31, 2016).

Following is a table comparing the performance of the Parnassus Fixed Income Fund’s two share classes with that of the Bloomberg Barclays U.S. Aggregate Bond Index (formerly known as the Barclays U.S. Aggregate Bond Index) (see “Index Descriptions” in the prospectus) and the Lipper Core Bond Funds Average. Figures are average annual returns for the one-, five- and ten-year periods ended December 31, 2019. The table is intended to demonstrate the risk of investing in the Fund by showing how the Fund’s average annual total returns, before and after taxes, compare with a broad measure of market performance, the Bloomberg Barclays U.S. Aggregate Bond Index, and a group of similar mutual funds, the Lipper Core Bond Funds Average, and also how the Fund’s performance varies from year to year.

Parnassus Fixed Income Fund

Average Annual Total Returns (%)
(all periods ended December 31, 2019)

	One Year	Five Years	Ten Years

Investor Shares

Return before Taxes	9.63	2.88	3.18

Return after Taxes on Distributions	8.76	1.99	2.40

Return after Taxes on Distributions and Sale of Fund Shares	5.86	1.88	2.36

Institutional Shares

Return before Taxes	9.82	3.07	3.28

Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	8.72	3.05	3.74

Lipper Core Bond Funds Average	8.70	2.86	3.78

The after-tax returns are calculated using the historical highest individual stated federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s individual tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares. After-tax returns are shown for Investor Shares only. After-tax returns for Institutional Shares will vary.

Parnassus Fixed Income Fund—Institutional Shares were incepted on April 30, 2015. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Fixed Income Fund—Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares.

The Adviser

Parnassus Investments is the investment adviser to the Parnassus Fixed Income Fund. For more information on the Adviser, please see “Management of the Funds” in the prospectus and “The Adviser” in the statement of additional information.

Portfolio Managers

Samantha D. Palm is the lead Portfolio Manager of the Parnassus Fixed Income Fund and has been a portfolio manager of the Fund since 2013.

Minh T. Bui is a Portfolio Manager of the Parnassus Fixed Income Fund and has served in this capacity since May 1, 2020.

For more information, please see “Management of the Funds” in the prospectus and “Portfolio Managers” in the statement of additional information.

For important information about the purchase and sale of Fund shares, tax information and payments to financial intermediaries, please turn to “Additional Summary Information” on page 18 of the prospectus.

Summary Prospectus • 2020

Purchase and Sale of Fund Shares

The minimum initial purchase for the Investor Shares is $2,000 per Fund, with a minimum of $500 per Fund for certain custodial accounts and IRAs. The minimum initial purchase for the Institutional Shares is $100,000. The minimum subsequent investment is $50 per Fund. After making an initial investment, the minimum investment in an automatic investment plan is $50 per Fund.

You may redeem and purchase shares of a Fund each day the New York Stock Exchange is open. You may redeem or purchase Fund shares online through our website at www.parnassus.com, by mail (Parnassus Funds, 1 Market Street, Suite 1600, San Francisco, CA 94105), or by telephone at (800) 999-3505. Investors who wish to redeem or purchase shares through a broker-dealer or other financial intermediary should contact the intermediary regarding the hours during which orders may be placed.

For additional information, please see “Investing with Parnassus Funds” on page 25 of the prospectus.

Tax Information

The Funds’ distributions generally will be taxable to you, whether they are paid in cash or reinvested in Fund shares, unless you invest through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case such distributions may be taxable at a later date.

Financial Intermediary Compensation

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information. For additional information, please see “Distribution Agreement,” “Shareholder Servicing Plan” and “Additional Marketing and Support Payments” in the statement of additional information.

Investment Adviser

Parnassus Investments

1 Market Street, Suite 1600

San Francisco, CA 94105

Independent Registered Public Accounting Firm

Deloitte and Touche LLP

695 Town Center Drive, Suite 1000

Costa Mesa, CA 92626

Legal Counsel

Foley and Lardner LLP

777 E. Wisconsin Ave.

Milwaukee, WI 53202

Distributor

Parnassus Funds Distributor, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

You can obtain additional information about each of the Funds in the statement of additional information (SAI) dated May 1, 2019, which has been filed with the Securities and Exchange Commission (SEC) and is incorporated in this prospectus by reference (namely, it legally forms a part of the prospectus). The Funds also publish an annual and a semiannual report and two quarterly reports each year that discuss the Funds’ holdings and how recent market conditions as well as the Funds’ investment strategies affected performance. For a free copy of any of these documents or to ask questions about the Funds, call the Parnassus Funds at (800) 999-3505.

The Funds make available the SAI and the annual and semiannual reports, free of charge, on their Internet website (http://www. parnassus.com). This information may also be reviewed and copied at the Public Reference Room of the SEC in Washington, D.C. or by visiting the SEC’s Internet website at http://www.sec.gov. In addition, copies of this information may be obtained after paying a duplicating fee by emailing the Public Reference Room of the SEC at publicinfo@sec.gov or by writing to: Public Reference Room, Securities and Exchange Commission, Washington, D.C. 20549-1520. You may also call the SEC at (202) 551-8090 for information on the operation of the Public Reference Room.

The Investment Company Act File Number for Parnassus Income Funds is 811-06673. The Investment Company Act File Number for Parnassus Funds is 811-04044.

1 Market Street, Suite 1600, San Francisco, CA 94105^(800)  999-3505^www.parnassus.com